CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated October 3, 2002, in Post-Effective Amendment Number 2 to the Registration Statement (Form N-1A No. 333-45136)of Pioneer Europe Select Fund.


                                               ERNST & YOUNG LLP

Boston, Massachusetts
December 23, 2002